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                                                                  EXHIBIT 23(a)

                          CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form SB-2 of our report dated May 10, 1998, on our audits of the financial statements of Computerized Thermal Imaging, Inc. for the years ended June 30, 1997 and 1996. We also consent to the reference to our firm under the caption "Experts".

/s/ Ham, Langston & Brezina, LLP

Houston, Texas
August 20, 1998